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                                                                    EXHIBIT 23-1



                         INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference into Registration Statement Nos. 333-1430 and 333-12747 on Form S-8, and 333-36563 and 333-44137 on Form S-3, of
Tera Computer Company (a development stage company) of our report dated January 21, 1998, included in this Annual Report on Form 10-K of Tera Computer Company for the year ended December 31, 1997.




/s/ DELOITTE & TOUCHE LLP

Seattle, Washington
March 30, 1998